EXHIBIT 99.2

CytoDyn Announces That Director Nominations by

Rosenbaum/Patterson Activist Group Are Invalid

Nomination Notice Letter Contains Over 50 Significant Deficiencies and Fails to Meet Basic Requirements of CytoDyn’s Advance Notice Bylaw

Myriad Omissions and Misstatements by the Rosenbaum/Patterson Group Raise Serious Questions About the Group’s Motives, Funding and Conflicts of Interest

VANCOUVER, Washington – August 2, 2021 – CytoDyn Inc. (OTCQB: CYDY) (“CytoDyn” or the “Company”), a late-stage biotechnology company, announced today that the director nominations submitted by an activist group led by Paul Rosenbaum and Bruce Patterson (the “Rosenbaum/Patterson Group”) were invalid. The Rosenbaum/Patterson Group attempted to nominate five director candidates to take over control of the Company’s six-member Board of Directors (the “Board”).

Like most public companies, CytoDyn’s bylaws include a standard “advance notice bylaw” for the protection of the Company’s shareholders, which requires certain disclosures by nominating shareholders and their nominees in order to provide all shareholders with the necessary transparency to be able to make informed voting decisions. The nomination notice letter of the Rosenbaum/Patterson Group (the “Notice Letter”) failed to do so. The Notice Letter not only failed to comply with CytoDyn’s bylaws, it contained over 50 significant deficiencies. These significant deficiencies demonstrate a disregard for the rights of the Rosenbaum/Patterson Group’s fellow shareholders and a lack of understanding of the corporate governance measures in place to safeguard those rights.

A copy of the Company’s 11-page letter to Mr. Rosenbaum, in his capacity as representative of the Rosenbaum/Patterson Group, informing him of the deficiencies has been filed on Form 8-K with the Securities and Exchange Commission (“SEC”).

Examples include the following:

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CytoDyn’s advance notice bylaw requires that all nominees complete a standard director questionnaire – the same questionnaire that is completed by the Company’s own, current directors and executive officers. While the Company is still in the process of investigating the questionnaire responses of the nominees of the Rosenbaum/Patterson Group, preliminary findings identified dozens of misstatements. Most notably, their questionnaire responses include numerous false statements relating to past or current affiliations with certain entities, preventing the Board and shareholders from evaluating potential conflicts of interest.

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The Notice Letter fails to note that nominee Bruce Patterson, CEO of IncellDx, Inc. (“IncellDx”), was formerly a consultant to the Company, who in May 2020 proposed that CytoDyn acquire IncellDx for as much as $350 million in cash and stock. CytoDyn rejected IncellDx’s proposal, but the Notice Letter does not disclose Patterson’s bid or describe the millions of dollars that would have been received personally by Patterson, his family or others in the Rosenbaum/Patterson Group, nor does it explain the group’s future intentions regarding the Company and IncellDx

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The Notice Letter fails to accurately disclose all members of the Rosenbaum/Patterson Group and its funding. For example, the full group includes two former directors of the Company – Richard Pestell and Anthony Caracciolo. Mr. Pestell was terminated for cause from his employment position; and both have since instituted litigation against the Company. The Notice Letter also fails to disclose the existence of a newly created entity controlled by Mr. Rosenbaum, which will be funding the campaign, let alone the identities of the other investors in that entity.

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The Notice Letter falsely states that Dr. Patterson has not acquired or sold shares of the Company’s stock within the past two years. In fact, Dr. Patterson received Company stock options on October 7, 2019, and December 19, 2019, and exercised an option covering 100,000 shares on February 5, 2020.

This litany of false statements and omissions – of which the above is merely a subset – is highly concerning and raises serious questions about the Rosenbaum/Patterson Group’s motives, funding and conflicts of interest.

The Rosenbaum/Patterson Group delivered its notice to the Company on July 1, 2021, the final day before the deadline for such notices under CytoDyn’s bylaws. The nomination deadline had been publicly announced for ten months, since it was disclosed in last year’s proxy statement filed with the SEC on September 1, 2020. It is important to treat all CytoDyn shareholders fairly and equally while still abiding by the Company’s bylaws, with the same rules and deadlines applying to all shareholders. As their nomination notice failed to comply with the bylaw requirements prior to the deadline for all CytoDyn shareholders, the Rosenbaum/Patterson Group no longer has the right to nominate any director candidates for election at the 2021 Annual Meeting. As a result, the Rosenbaum/Patterson Group’s director nominations will be disregarded, and no proxies or votes in favor of their nominees will be recognized or tabulated at the 2021 Annual Meeting.

CytoDyn remains open to engaging constructively with all its shareholders and values their input. The Nominating and Corporate Governance Committee of the Board continuously evaluates the composition of the Board to ensure it has the optimal mix of experience, expertise, and perspectives to represent the best interests of all shareholders. The Board will present its director candidates for the 2021 annual meeting of shareholders, which has been scheduled to be held on October 28, 2021, in its definitive proxy materials to be filed with the SEC in due course. The Company looks forward to continuing to focus on bringing its believed-to-be lifesaving treatment leronlimab to market.

About CytoDyn

CytoDyn is a late-stage biotechnology company developing innovative treatments for multiple therapeutic indications using leronlimab, a novel humanized monoclonal antibody targeting the CCR5 receptor. CCR5 plays a critical role in the ability of HIV to enter and infect healthy T-cells and appears to be implicated in tumor metastasis and immune-mediated illnesses, such as NASH.

CytoDyn successfully completed a Phase 3 pivotal trial using leronlimab combined with standard antiretroviral therapies in HIV-infected patients who were heavily treatment-experienced individuals with limited treatment options. CytoDyn is working diligently to resubmit its Biologics License Application (“BLA”) for this HIV combination therapy since receiving a Refusal to File in July 2020 and subsequently meeting with the FDA telephonically to address their written guidance concerning the filing. On July 1, 2021, CytoDyn announced that it had submitted a dose justification report to the FDA, an integral step in the resubmission process for its BLA. CytoDyn also completed a Phase 2b/3 investigative trial with leronlimab used as a once-weekly monotherapy for HIV-infected patients. CytoDyn plans to initiate a registration-directed study of leronlimab monotherapy indication. If successful, it could support a label extension approval. Clinical results to date from two trials have shown that leronlimab can maintain a suppressed viral load in a sub-population of R5 HIV patients who chose to switch from their daily pills regimen to once a week subcutaneous dose of leronlimab. Several patients on leronlimab’s Phase 2b extension arm have remained virally suppressed for almost 7 years and many patients in our Phase 2b/3 investigative trial are passing two and some four years of monotherapy with suppressed viral load.

CytoDyn is also conducting a Phase 2 clinical trial with leronlimab in mTNBC, a Phase 2 basket trial in solid tumor cancers (22 different cancer indications), Phase 2 investigative trial for post-acute sequelae of SARS COV-2, also known as COVID-19 long haulers, and a Phase 2 clinical trial for NASH. CytoDyn has already completed a Phase 2 and Phase 3 trial for mild-to-moderate and severe-to-critical COVID-19 patients, respectively, for which CytoDyn did not meet its primary or secondary endpoints except for the secondary endpoint in the critically ill subpopulation. More information is at www.cytodyn.com.

Forward-Looking Statements

This press release contains certain forward-looking statements that involve risks, uncertainties and assumptions that are difficult to predict. Words and expressions reflecting optimism, satisfaction or disappointment with current prospects, as well as words such as “believes,” “hopes,” “intends,” “estimates,” “expects,” “projects,” “plans,” “anticipates” and variations thereof, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Forward-looking statements specifically include statements about leronlimab, its ability to provide positive health outcomes, the possible results of clinical trials, studies or other programs or ability to continue those programs, the ability to obtain regulatory approval for commercial sales, and the market for actual commercial sales. The Company’s forward-looking statements are not guarantees of performance, and actual results could vary materially from those contained in or expressed by such statements due to risks and uncertainties including: (i) the regulatory determination of leronlimab’s efficacy to treat COVID-19 by the U.S. Food and Drug Administration and various drug regulatory agencies in other countries, (ii) the Company’s ability to raise additional capital to fund its operations, (iii) the Company’s ability to meet its debt obligations, if any, (iv) the Company’s ability to enter into partnership or licensing arrangements with third parties, (v) the Company’s ability to identify patients to enroll in its clinical trials in a timely fashion, (vi) the Company’s ability to achieve approval of a marketable product, (vii) the design, implementation and conduct of the Company’s clinical trials, (viii) the results of the Company’s clinical trials, including the possibility of unfavorable clinical trial results, (ix) the market for, and marketability of, any product that is approved, (x) the existence or development of vaccines, drugs, or other treatments that are viewed by medical professionals or patients as superior to the Company’s products, (xi) regulatory initiatives, compliance with governmental regulations and the regulatory approval process, (xii) general economic and business conditions, (xiii) changes in foreign, political, and social conditions, and (xiv) various other matters, many of which are beyond the Company’s control. The Company urges investors to consider specifically the various risk factors identified in its most recent Form 10-K, and any risk factors or cautionary statements included in any subsequent Form 10-Q or Form 8-K, filed with the Securities and Exchange Commission. Except as required by law, the Company does not undertake any responsibility to update any forward-looking statements to take into account events or circumstances that occur after the date of this press release.

Important Information

CytoDyn intends to file with the SEC a definitive proxy statement and associated proxy card in connection with the solicitation of proxies for the Company’s 2021 Annual Meeting. Details concerning the nominees of the Company’s Board of Directors for election at the 2021 Annual Meeting will be included in the proxy statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors and stockholders will be able to obtain a copy of the definitive proxy statement and other documents filed by the Company free of charge from the SEC’s website, www.sec.gov. The Company’s stockholders will also be able to obtain, without charge, a copy of the definitive proxy statement and other relevant filed documents by directing a request by mail to CytoDyn Inc. at 111 Main Street, Suite 660, Vancouver, Washington 98660.

Participants in the Solicitation

The Company, its directors and certain of its executive officers will be deemed participants in the solicitation of proxies from stockholders in respect of the 2021 Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2021, filed with the SEC on July 30, 2021, and the Company’s definitive proxy statement for the 2020 annual meeting, filed with the SEC on September 1, 2020. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the proxy statement for the 2020 annual meeting, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC, if and when they become available.

CONTACTS

Investors:

Cristina De Leon

Office: 360.980.8524

ir@cytodyn.com

Media:

Dan Zacchei / Joe Germani

Sloane & Company

dzacchei@sloanepr.com / jgermani@sloanepr.com